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                                   Schedule A
                         Amended as of October 15, 1999

                   Separate Accounts and Associated Contracts

Name of Separate Account and               Policy Form Numbers of Contracts
Date Established by Board of Directors     Funded By Separate Account
--------------------------------------     --------------------------

Lincoln Life & Annuity Variable            GAC96-111
Annuity Account L                          GAC91-101

Lincoln Life & Annuity Flexible Premium    LN650NY
Variable Account R

      IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedule A to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date specified below.


Date 10/13/99                            LINCOLN LIFE & ANNUITY
     --------                            COMPANY OF NEW YORK

                                         By: /s/ Troy D. Panning
                                             -----------------------------------
                                         Name: Troy D. Panning
                                               ---------------------------------
                                         Title: CFO / 2nd Vice President
                                                --------------------------------


Date 10/14/99                            VARIABLE INSURANCE PRODUCTS FUNDS II
     --------
                                         By: /s/ Robert C. Pozen
                                             -----------------------------------
                                         Name: Robert C. Pozen
                                               ---------------------------------
                                         Title: Senior Vice President
                                                --------------------------------


Date 10/14/99                            FIDELITY DISTRIBUTORS CORPORATION
     --------
                                         By: /s/ Kevin J. Kelly
                                             -----------------------------------
                                         Name: Kevin J. Kelly
                                               ---------------------------------
                                         Title: Vice President
                                                --------------------------------